UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

May 10, 2018

DAVIDsTEA Inc.

(Exact name of registrant as specified in charter)

Canada	001-37404	98-1048842
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

5430 Ferrier

Town of Mount-Royal,

Québec, Canada

(Address of Principal Executive Offices)

H4P 1M2

(Zip Code)

(888) 873-0006

(Registrant’s telephone number, including area code)

Not Applicable

(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01 Regulation FD Disclosure.

On May 10, 2018, DAVIDsTEA Inc. (the “Company”), a corporation incorporated under the Canada Business Corporation Act (the “Act”), made available to its shareholders, in compliance with the Act, a proxy statement in respect of its annual meeting of shareholders, as well as a letter to the shareholders detailing the reasons to vote the yellow proxy. A copy of the Company’s proxy statement, letter to the shareholders and form of proxy are furnished as Exhibits 99.1, 99.2 and 99.3 hereto, respectively, and are incorporated herein by reference.

Additionally, DAVIDsTEA Inc. issued a press release announcing the distribution of the proxy circular and urging shareholders to vote the yellow proxy. The press release is attached as Exhibit 99.4 to this Current Report on Form 8-K.

The information contained in this Item, including the Exhibits attached hereto, is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Notice of Annual Meeting of Shareholders and Canadian Management Information Circular of DAVIDsTEA Inc., dated May 10, 2018.

99.2	Letter to the Shareholders of DAVIDsTEA Inc., dated May 10, 2018.

99.3	Form of Proxy of DAVIDsTEA Inc., dated May 10, 2018.

99.4	Press release issued May 10, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVIDsTEA Inc.

By:	/s/ Joel Silver
Name:	Joel Silver
Title:	President and Chief Executive Officer

Date: May 10, 2018